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                                                                   Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The following certification accompanies the issuer's Quarterly Report on Form 10-Q and is not filed, as provided in SEC Release Nos. 33-8212, 34-47551 dated March 21, 2003.

     In connection with the Quarterly Report of Torch Energy Royalty Trust (the "Trust") on Form 10-Q for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce
L. Bisson, Vice President, of Wilmington Trust Company, the trustee of the Trust, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

     A signed original of this written statement required by Section 906 has been provided to the Torch Energy Royalty Trust and will be retained by the Torch Energy Royalty Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  May 19, 2003

                                        /s/ Bruce L. Bisson
                                        ------------------------------
                                        Bruce L. Bisson
                                        Vice President